LORD ABBETT SERIES FUND, INC.

Growth and Income Portfolio

Supplement dated August 25, 2021 to the

Summary Prospectus dated May 1, 2021

Effective immediately, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 7 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Jeff D. Diamond, Portfolio Manager	2018
John C. Hardy, Portfolio Manager	2020

Please retain this document for your future reference.